SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     Date  of  Report  (Date  of  earliest  event  reported)     MAY  2,  2005
                                                                 -------------

                                 I/OMAGIC CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            NEVADA                000-27267            88-0290623
 ----------------------------     ---------            ----------
 (State or other jurisdiction    (Commission           (IRS Employer
      of incorporation)          File Number)        Identification No.)

                    4 MARCONI, IRVINE, CALIFORNIA 92618
               -----------------------------------------------------
               (Address of principal executive offices)   (Zip Code)

Registrant's  telephone  number,  including  area  code          (949)  707-4800
                                                                 ---------------
                                    NOT APPLICABLE
                                    --------------
          (Former  name  or  former  address,  if  changed  since  last  report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     (a)  Not  applicable.

     (b) On May 2, 2005, Anthony Andrews resigned as a member of the Board of Directors of the Company.

     (c)  Not  applicable.

     (d)  Not  applicable.

ITEM  9.01.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)     Financial  Statements  of  Businesses  Acquired.
             -----------------------------------------------
             Not  applicable.

     (b)     Pro  Forma  Financial  Information.
             ----------------------------------
             Not  applicable.

     (c)     Exhibits.
             --------
             Number     Description
             ------     -----------
              99.1      Letter  of  Resignation  from  Anthony  Andrews

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May  6,  2005                        I/OMAGIC  CORPORATION

                                            By: /s/  STEVE  GILLINGS
                                                --------------------
                                                Steve  Gillings,  Chief
                                                Financial  Officer

                         EXHIBITS FILED WITH THIS REPORT


Number     Description
------     -----------
99.1       Letter  of  Resignation  from  Anthony  Andrews